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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Navigant International, Inc. on Form S-1 of our report dated May 22, 1997 on the financial statements of Associated Travel Services, Inc., appearing in the Prospectus, which is a part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Costa Mesa, California
June 3, 1998